Exhibit 10.1

FOURTH AMENDMENT

TO

CREDIT AGREEMENT

DATED FEBRUARY 27, 2004

BY, BETWEEN AND AMONG

BEASLEY MEZZANINE HOLDINGS, LLC,

BANK OF MONTREAL, CHICAGO BRANCH, AS ADMINISTRATIVE AGENT

AND

THE LENDERS PARTY THERETO

This FOURTH AMENDMENT (the “Amendment”) dated as of February 1, 2007, is entered into by, between and among BEASLEY MEZZANINE HOLDINGS, LLC (“Borrower”), BANK OF MONTREAL, CHICAGO BRANCH (“Bank of Montreal”), as administrative agent for Lenders (in such capacity the “Administrative Agent”), and THE LENDERS (as defined in the Credit Agreement).

WHEREAS, Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of February 27, 2004, as amended by the First Amendment to Credit Agreement dated June 18, 2004, the Second Amendment to Credit Agreement dated June 27, 2005 and the Third Amendment to Credit Agreement dated January 30, 2006 (as amended, the “Credit Agreement”); and

WHEREAS, Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to (a) provide that the Net Cash Proceeds generated from the sale of any or all of the Stations owned and operated by Borrower or any of its Subsidiaries in the Augusta, Georgia, Atlanta, Georgia and/or Boston, Massachusetts markets (the “Permitted Augusta/Atlanta/Boston Asset Sale”) pursuant to the reverse like-kind exchange contemplated by Borrower for the purchase of radio station WJBR-FM, Wilmington, Delaware (the “WJBR Permitted Acquisition”) do not have to be applied by Borrower to prepay outstanding Term Loans or permanently reduce Revolving Loan Commitments, (b) permit Borrower to use proceeds of Revolving Loans to fund an acquisition loan to the exchange accommodation titleholder participating in the WJBR Permitted Acquisition, (c) provide that the acquisition loan to be made by the Borrower to the exchange accommodation titleholder in connection with the WJBR Permitted Acquisition is a permissible Investment under the Credit Agreement, and (d) consent to the Permitted Augusta/Atlanta/Boston Asset Sale.

NOW, THEREFORE, Borrower, the Administrative Agent and the Lenders hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

A.	Subsection 2.4(B)(iii)(a) of the Credit Agreement is amended by adding the following new paragraph (3) to the end thereof:

“(3) Further, notwithstanding the foregoing provisions of subsection 2.4B(iii)(a)(1), Borrower shall not be required to use the Net Cash Proceeds from the disposition of any or all of the Stations owned and operated by Borrower or any of its Subsidiaries in the Augusta, Georgia, Atlanta, Georgia and/or Boston, Massachusetts markets (the “Permitted Augusta/Atlanta/ Boston Asset Sale”) (but only to the extent that such Net Cash Proceeds do not exceed the amount of the purchase price, plus reasonable fees and expenses, paid in connection with the WJBR Permitted Acquisition) to prepay the outstanding Term Loans and/or permanently reduce the Revolving Loan Commitments (but shall use such Net Cash Proceeds to repay the outstanding Revolving Loans to the extent required by subsection 2.4B(iii)(a)(1)), provided (A) no Event of Default then exists or would exist after giving effect to the disposition of such Stations, and (B) Beasley FM Acquisition Corp. and WAEC License Limited Partnership (the entities holding the operating assets and FCC Licenses of Stations WAEC, WGAC and WRCA) structure the Permitted Augusta/Atlanta/Boston Asset Sale as a reverse-exchange of like-kind property utilizing a “parking” arrangement as permitted by IRS Rev. Proc. 2000-37 (a “Reverse Like-Kind Exchange”) and in the manner specified below. In connection with effecting a Reverse Like-Kind Exchange for the Permitted Augusta/Atlanta/Boston Asset Sale, the Borrower shall (A) enter into a loan arrangement permitted by IRS Rev. Proc. 2000-37 with WJBR Holdings LLC, a Colorado limited liability company (“WJBR Holdings”), and WJBR License LLC, a Colorado limited liability company (“WJBR License”), WJBR Holdings and WJBR License having been formed to serve the function of an exchange accommodation titleholder in the Reverse Like-Kind Exchange, pursuant to loan documentation that is satisfactory to the Administrative Agent, (B) secure a contractual right to receive the assets of radio station WJBR-FM, Wilmington, Delaware from WJBR Holdings and WJBR License on terms reasonably satisfactory to the Administrative Agent (the “WJBR Permitted Acquisition”), and (C) prior to advancing any funds to WJBR Holdings and WJBR License in connection with such loan arrangement, deliver to the Administrative Agent a First Priority security interest in all contractual rights of Borrower against WJBR Holdings and WJBR License, including without limitation, the loan documentation and purchase rights referenced in (A) and (B) above.”

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B.	Subsection 2.5A. of the Credit Agreement is amended by adding the following sentence at the end thereof:

“Further, upon satisfaction of the conditions set forth in subsection 2.4B(iii)(a)(3) with respect to a Reverse Like-Kind Exchange for the Permitted Augusta/Atlanta/Boston Asset Sale, Borrower shall be permitted to use proceeds of Revolving Loans in an aggregate amount not to exceed Forty-Two Million Dollars ($42,000,000) to fund an acquisition loan to WJBR Holdings and WJBR License in connection with the WJBR Permitted Acquisition.”

C.	Subsection 7.3 of the Credit Agreement is amended by adding the following permitted Investments at the end thereof:

“(xi) Borrower may own Investments in Beasley BA Holdings, LLC, a Delaware limited liability company, and may transfer such Investments to Beasley FM Acquisition Corp., provided that Beasley BA Holdings, LLC becomes a party to the Subsidiary Guaranty and the other Loan Documents to the same extent as the other Subsidiaries of Borrower;

(xii) Borrower may transfer to Beasley BA Holdings, LLC, and Beasley BA Holdings, LLC may own, Investments in WAEC License Limited Partnership, a Delaware limited partnership; and

(xii) Borrower may make the acquisition loan to WJBR Holdings and WJBR License permitted under subsection 2.4B(iii)(a)(3) and subsection 2.5A.”

D.	Subsection 7.7 of the Credit Agreement is amended by adding the following to the end thereof:

“(ix) As long as no Event of Default or Potential Event of Default has occurred and is continuing, the Credit Parties may consummate the Permitted Augusta/Atlanta/Boston Asset Sale, provided that the consideration received in such Asset Sale shall be in an amount at least equal to the fair market value of the assets being sold and the sole consideration received in such Asset Sale shall be Cash or Cash and Permitted Sale Notes.”

3. Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

A.	The representations and warranties of Borrower contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.

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B.	No Event of Default or Potential Event of Default has occurred and is continuing.

C.	The execution and delivery of this Amendment (i) have been duly authorized by all necessary limited liability company action on the part of Borrower; and (ii) do not result in a breach of or constitute a default under any Contractual Obligation of any Obligor or require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Obligor or the consent or approval of any Governmental Authority.

D.	This Amendment has been duly executed and delivered by Borrower and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

4. Conditions to Effectiveness. This Amendment shall be effective as of February 1, 2007 subject to the satisfaction in full, or waiver by the Administrative Agent in writing on or prior to such date, of the conditions precedent set forth in subsections 4.2 and 4.3 of the Credit Agreement, as applicable, and the following conditions:

A.	Receipt by the Administrative Agent of original or facsimile counterpart signatures to this Amendment, duly executed and delivered by Borrower and all of the Lenders.

B.	Receipt by the Administrative Agent of executed or conformed copies of all documentation to be executed by Borrower and its Subsidiaries in connection with the Reverse Like-Kind Exchange for the WJBR Permitted Acquisition and any amendments thereto (including, without limitation, the Management and Local Marketing Agreement by and among Beasley FM Acquisition Corp., WJBR License LLC and WJBR Holdings LLC) on or prior to the Permitted Acquisition Closing Date.

C.	Administrative Agent’s receipt of original or facsimile counterpart signatures to a Collateral Assignment duly executed and delivered by Borrower and appropriate Subsidiaries granting to Administrative Agent a First Priority security interest in the contractual rights of Borrower and its Subsidiaries against WJBR Holdings and WJBR License.

D.	Since December 31, 2005, no event or change has occurred that has caused or evidences, either in any case or in the aggregate a Material Adverse Effect.

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5. Miscellaneous Provisions.

A.	Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. This Amendment shall be deemed one of the “Loan Documents” under the Credit Agreement.

B.	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

C.	Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

D.	This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER:

BEASLEY MEZZANINE HOLDINGS, LLC

By:	/s/ Caroline Beasley
Name:	Caroline Beasley
Title:	EVP/CFO

LENDERS:

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender and as Administrative Agent

By:	/s/ Naghmeh Hashemifard
Name:	Naghmeh Hashemifard
Title:	Director

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT; ADDITIONAL SIGNATURE PAGES

OF LENDERS ARE ATTACHED]

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Todd Shipley
Name:	Todd Shipley
Title:	Senior Vice President

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT]

LENDERS:

THE BANK OF NEW YORK, as a Lender

By:	/s/ Steven I. Correll
Name:	Steven I. Correll
Title:	Vice President

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT]

LENDERS:

BANK OF SCOTLAND, as a Lender

By:	/s/ Karen Welch
Name:	Karen Welch
Title:	Vice President

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT]

LENDERS:

BNP PARIBAS, as a Lender

By:	/s/ Ola Anderssen
Name:	Ola Anderssen
Title:	Director

By:	/s/ Cecile Scherer
Name:	Cecile Scherer
Title:	Director – Merchant Banking Group

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT]

LENDERS:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

By:	/s/ David Dodd
Name:	David Dodd
Title:	Vice President

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT]

LENDERS:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:	/s/ Laurie Blazek
Name:	Laurie Blazek
Title:	Executive Director

By:	/s/ Nick Baikie
Name:	Nick Baikie
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT]

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Karl Kieffer
Name:	Karl Kieffer
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT]

LENDERS:

ING CAPITAL, as a Lender

By:	/s/ William James
Name:	William James
Title:	Managing Director

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT]

LENDERS:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keith Kubota
Name:	Keith Kubota
Title:	Vice President

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT]

LENDERS:

WELLS FARGO, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Vipa Chiraprut
Name:	Vipa Chiraprut
Title:	Vice President

[SIGNATURE PAGE TO BEASLEY FOURTH AMENDMENT]